UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

Karuna Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38958	27-0605902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street, Floor 26
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 449-2244

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	KRTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Scientific Officer and President of Research and Development

On January 16, 2024, Karuna Therapeutics, Inc. (the “Company”) announced that Steve Paul, M.D., resigned as Chief Scientific Officer and President of Research and Development of the Company on January 16, 2024, effective immediately. Dr. Paul will continue to serve as a member of the Company’s Board of Directors (the “Board”) and, from and after such date, will serve as a member of the Company’s scientific advisory board.

Appointment of President of Research and Development

On January 16, 2024, the Company announced that Andrew Miller, Ph.D., the Company’s Founder and current Chief Operating Officer, has been appointed as President of Research and Development of the Company, with such appointment effective immediately.

Dr. Miller, age 42, has served as the Company's Chief Operating Officer since August 2018, and served as a member of the Board from April 2012 to March 2019. Dr. Miller was a founder of the Company, and prior to serving as Chief Operating Officer, he was the Company’s President and Chief Executive Officer from July 2016 to August 2018. From August 2008 to July 2016, Dr. Miller held several positions at PureTech Health plc, last serving as a Vice President, Venture Partner, and in such capacity served as Chief Operating Officer of Tal Medical and acting Chief Operating Officer of Entrega, Inc. He is currently a member of the board of directors of Entrega, Inc. Dr. Miller received a B.S. in Chemical Engineering from the University of Illinois with highest honors and completed his Ph.D. in Chemical Engineering at the Massachusetts Institute of Technology.

There are no other arrangements or understandings between Dr. Miller and any other person pursuant to which Dr. Miller was appointed as President of Research and Development of the Company. Dr. Miller is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On January 16, 2024, the Company also announced that Mia Kelley has been appointed as the Company’s General Counsel, with such appointment effective as of January 1, 2024. Ms. Kelley has served as the Company’s Vice President of Legal Affairs since April 2020, and as the Company’s Secretary since February 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARUNA THERAPEUTICS, INC.

Date:	January 16, 2024	By:	/s/ Mia Kelley
Mia Kelley General Counsel and Secretary